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                                                                    EXHIBIT 10.2

                 *CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
                     FILED SEPARATELY WITH THE COMMISSION.


                                FIRST AMENDMENT
                                       OF
                             RISK SHARING AGREEMENT
                                 BY AND BETWEEN
               ALLEGHENY HEALTH, EDUCATION & RESEARCH FOUNDATION
                                      AND
                              COVENTRY CORPORATION
                         ON BEHALF OF MEMBER COMPANIES


THIS AMENDMENT of Risk Sharing Agreement ("Agreement") by and between Allegheny Health, Education & Research Foundation ("AHERF") and Coventry Corporation ("Coventry"), on behalf of its Member Companies, is entered into this 11th day of June, 1997.

The parties agree that Section 4.2.1.6, Delegated Functions, shall be amended to include the following:

4.2.1.5.6       [___]*
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The parties agree that Section 4.2.1.4., Standard of Performance, shall be incorporated herein by references, and further the parties agree to negotiate in good faith to develop formal performance standards, upon mutually acceptable terms, which standards shall be memorialized in a subsequent amendment.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


Allegheny Health, Education           HealthAmerica Pennsylvania, Inc.
& Research Foundation


/s/ David W. McConnell                /s/ Robert A. Mayer
----------------------------          -------------------------------------
Executive Vice President and          Robert A. Mayer
  Chief Financial Officer             President and Chief Executive Officer


                                      Coventry Corporation


                                      /s/ Robert A. Mayer
                                      -------------------------------------
                                      Robert A. Mayer
                                      Senior Vice President